Exhibit 99.1
Dallas
Austin
BlueLinx Investor Book November 2006

Safe Harbor Statement
Forward-Looking Statement Safe Harbor — This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by BlueLinx to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of its control, that may cause its business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; general economic and business conditions in the United States; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the “Risk Factors” section in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and in its periodic reports filed with the SEC. In addition, the statements in this presentation are made as of November 15, 2006. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to November 15, 2006.
Use of Non-GAAP and Pro Forma* Financial Information - To supplement GAAP financial statements, the Company uses non-GAAP, or pro forma measures of operating results. This non-GAAP, or pro forma financial information is provided as additional information for investors and is not in accordance with or an alternative to GAAP. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the operating performance of the Company as opposed to GAAP results, which may include nonrecurring, infrequent or other non-cash charges that are not material to the ongoing performance ofthe Company’s business. Company management uses these non-GAAP and pro forma results as a basis for planning and forecasting core business activity in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States.

BlueLinx Investor Book November 2006
BlueLinx Overview Industry Dynamics Focused Growth Strategy 2006 Q3 Update Looking Forward

BlueLinx Overview:
Operations Largest Building Products Distributor in U.S. NYSE: BXC 2005 Revenue: $5.6 Billion Analysts Covering: 8
~12,000 customers and 750+ suppliers Market Cap: $308.5
Product portfolio 10,000+ SKUs Shares Outstanding: 30.8 (diluted)
70+ warehouses; 80+ reloads Dividend/Yield: $.50/5.0% Owned fleet of 900 trucks and 1,200 trailers P/E (ttm) 8.5
3,400 employees, including 900+ sales * Based on 11/03/06 close of $10.02

Sales Center Warehouse LSV
Austin Hardwoods 4

BlueLinx Overview:
Evolution of BlueLinx Growth Strategy

1954 – 1976	1977 – 1993	1994 – 2000	2001 – 2003	2004 – Future
Outlet for GP Plywood	Diversified building products distributor	Centralized, nationwide distribution transition	Improve Gross Margin	"Masters" of the supply chain
Georgia-Pacific through May 7, 2004				BlueLinx
▪ Decentralized structure ▪ 13 warehouses	▪ Decentralized structure ▪ 134 warehouses	▪ System rationalized & centralized ▪ 63 warehouses ▪ Integrated IT systems ▪ >$400mm one-time investment by GP in systems and infrastructure	▪ Rationalized customer base ▪ Increased gross margin by 225 basis points	▪ Centralized platform supports market share growth ▪ Organic growth focus supplemented by acquisitions ▪ Value proposition: reduce supply chain costs

BlueLinx 5

BlueLinx Overview:
Evolving to Achieve Our Objectives FROM: TO:
Commodities-focused, Customer-focused, distribution arm of solutions-driven, value-manufacturer added distribution partner
55%+ structural products 60%+ specialty products
Volume orientation Profit orientation
Structural products- Specialty products-driven driven earnings volatility stable earnings growth Managing through Managing to create maximum complex internal value in the supply chain transformations Developing integrated Leveraging management management systems systems to create value

BlueLinx Overview:
Positioned at the Center of Value Creation


Building Products Manufacturers
BlueLinx
Dealers
Home Improvement Centers
Manufactured Housing / Industrial
Residential and Non-Residential Construction
Repair and Remodeling

Benefits to Manufacturers

- Reliable channels to market
- Consistent production runs
- Limits inventory investment
- Allows limited number of customers
- Limits credit risk and receivable investment
- Ability to create markets for early life cycle products

Benefits to Customers

- Reliable source of many materials
- Break bulk quantities
- Near 100% fill rates
- Limits vendors and inventory investment
- Just in time deliveries
- Safety stock

BlueLinx 7

BlueLinx Overview:

Diversified Product, Customer & End Use Segments


Product Categories
Engineered lumber
Specialty lumber
Vinyl siding
Hardwood plywood
Particleboard
Moulding
Metal products
Specialty
45%
Insulation
Hardboard
Decking
Millwork
Doors
Sanded plywood
Softboard
Structural siding
Plywood
OSB
Lumber
Rebar/Remesh
Structural
55%
~ 10,000 Products
Customer Categories
Home Center
Manufactured Housing
Industrial
Dealer
~ 12,000 Customers
End Use Segments
Non Residential Construction
5%
Manufactured Housing
8%
Repair & Remodeling
15%
Industrial Applications
22%
New Home Construction
50%
5 End Use Segments

BlueLinx 8

BlueLinx Overview:
Diversified Product, Vendor Relationships
Diverse & Growing Supply Base: World Class, Loyal Customers: 750+ Vendor Partners 12,000+ Customer Partners
National Home Centers
National Dealers
Regional Dealers
Industrials/ Manufactured Housing

BlueLinx Overview:
Strategic Objectives
Profitably grow specialty revenues to 60+ % of total sales
Profitably grow structural margin dollars while reducing exposure to volatility
Outgrow the market over the long term

BlueLinx Overview:
Experienced Leadership Team

Management Team		Leadership	Background
Stephen Macadam	CEO	Strategy	CEO Consolidated Container; EVP Georgia-Pacific; McKinsey & Co.
George Judd	COO	Operations	VP Eastern operations, Georgia-Pacific; inside and outside sales manager, national accounts manager
David Morris	CFO	Finance	VP Finance, Georgia-Pacific distribution division; Kimberly-Clark
Steve Skinner	SVP	Business Development	CEO Peppers & Rogers Group, McKinsey & Co.
Duane Goodwin	SVP	Supply Chain	Home Depot, Wal-Mart, procurement and sourcing
Dave Dalton	SVP	Western Region	Regional VP BlueLinx; division sales, management, Georgia-Pacific
Sam Gaddis	VP	National Accounts	Georgia-Pacific / BlueLinx, regional account manager, director national accounts
6 Regional VPs	RVP	Regional Operations/Sales	Average 20+ years of industry experience

BlueLinx 11

BlueLinx Overview: How We Think About Our Business Going Forward
2006 Update
Q3 housing starts and permits down sharply Housing starts down 18.7% from year ago Permits down 23.2% from year ago
Category Jan Feb Mar Apr May Jun Jul Aug Sep Starts 2.265 M 2.132 1.972 1.832 1.953 1.841 1.772 1,665 1,772 Permits 2.195 M 2.147 2.085 1.973 1.946 1.869 1.763 1.722 1,619
Q3 wood-based structural product prices continued falling — near lows, but sustained rebound unlikely
Expect housing starts at 1.8-1.9 million for year
This is a text box
Expect housing decline to be partially offset by strength in other end-use sectors Grow Specialty Unit Volume Vs. End-Use Markets
BXC Growth Strategy BXC Specialty Growth Estimated Weighted = percentage point spread End-Use Market Growth
Work to partially offset impact of housing slowdown and structural price declines with 18.0% product mix and Specialty share gains 14.0%
10.0% 6.0
Continue to grow Specialty Product unit 12.3 volume relative to end-use markets 6.0%
11.4 8.7
Focus on industrial and geographic 2.0%
market penetration Unit Volume Growth % (2.0%)
Effectively manage Structural Product (6.0%) 4.8 inventory for profitability and to mitigate risk (10.0%)
Q4 Q1 Q2Q3TTM
Remove costs and right size company for 2005 2006 2006 2006 slower housing start environment
12
Manage costs diligently

BlueLinx Investor Book
November 2006 BlueLinx Overview Industry Dynamics Focused Growth Strategy 2006 Q3 Update Looking Forward

Growing & Attractive Industry:
Solid Long-Term Industry Fundamentals
Annual Housing Starts Annual Unit Volume Growth In (mm)Other End-Use Markets
Industrial
Repair & Remodeling
Mobile homes
1.9
1.8 Non-residential
1.4 2.8%
1.9%
1.8%
1991-2000 2001-2005 2006E- 1991-2000 2001-20052006E- AvgAvg 2015E Avg Avg Avg2015E Avg
50% of Our End-Market50% of Our End-Market
Source: Research Information Systems Inc. (RISI) August 2006
14

Growing & Attractive Industry:
Market Growth of Two-Step Distribution
50$48.7 $46.1 45
40 $38.4
$35.4 $ billions 35 $33.8 30
25 20 2001 2002 2003 2004 2005
Total Market Revenue
Source: Home Channel News, July 2006

Growing & Attractive Industry:
Largest in a Highly Fragmented Industry, Ripe for Consolidation
Highly Fragmented Industry Many Small and Medium Sized Players 2005 Market Share Number of Competitors By Revenue*
BlueLinx
11.5% 100’s
Weyerhaeuser 10.0%
Boise Cascade 6.9%
Universal FP 4.4% Huttig 2.3% Other
13
64.9%
Consists of several 6 5 hundred small, local 3 distributors
<$250m $250m — $500m — $1bn- >$2.5bn $500m$1bn $2.5bn
Source: Home Channel News, July 2006 * Based on 2004 revenues

BlueLinx Investor Book
November 2006 BlueLinx Overview Industry Dynamics Focused Growth Strategy 2006 Q3 Update Looking Forward

Focused Growth Strategy:
BXC Strategic Framework Mission: Strategy Initiatives and Enablers:
Gross Margin Improvement
Cost Improvement “Be the Masters of the Supply
Improvement Productivity Improvement Chain for those products Efforts Asset Management we choose to distribute.” Value Proposition: Product & Vendor Mgmt.
· Provide the lowest total cost
Marketing Excellence of sales and distribution through the supply chain Sales Processes & Support Strategic Information Technology
· Drive end-user demand, Enablers Results Tracking & Accountability thereby increasing sales for Talent Development & Acquisition our customers and our suppliers Objectives: Accelerate Specialty growth Target high-growth accounts Gross Margin: 10+% Growth Increase volume in high-return Specialty Mix: 60+% Initiatives segments Unit Sales: Outgrow the market Pursue supplemental acquisitions

Focused Growth Strategy:
Specialty Products – Four-Part Strategy

- **Team with Manufacturers to Introduce New Products**
  - Continuing national roll-out of Louisiana-Pacific's WeatherBest composite decking
  - Beginning distribution of L-P's SmartSide engineered wood siding, soffit and trim
  - Roll out includes SteelLinx metal products, Tanza trim, American Elegance cabinets
  - Launching strategic hardwood plywood relationship with Columbia Forest Products
  - Executing systematic, disciplined approach to develop product portfolio
- **Further Penetrate Geographic Markets**
  - Expanding specialty products into new geographic markets
  - Putting people and products in place to capitalize on opportunities in western markets
- **Grow Share in Under-Represented Market Segments**
  - Actively executing market-by-market initiative to grow presence in industrials (customers who use building products in the manufacturing process (cabinets, furniture, fixtures, containers, concrete forms, etc.)
  - Industrials represent approximately 22% of our end-use markets and BXC has about 3% market share
  - Industrials are well suited to the BlueLinx value proposition and specialty products focus
- **Pursue Acquisitions as a Patient, Disciplined Acquirer**
  - Acquired specialty hardwood distributors Austin Hardwoods in Texas and California-based Lane Stanton Vance
  - Actively looking

BlueLinx 19

Focused Growth Strategy :
Diversified, Market Relevant Specialty Products — Recent Launches

Focused Growth Strategy:
Structural Products -Effective Inventory Management
Focus on improved profitability and reduced risk
Q3 structural inventory down 10% from year ago
Increased utilization of consignment and program inventories
Expanding imports from Europe and other areas offering lowest-cost sourcing
Driving OSB business through direct channel
Focusing on structural products with “specialty product” characteristics
Long-length lumber Specialty plywood MSR lumber

Focused Growth Strategy:
Outgrow the Market Over the Long Term
Unit Volume Growth vs. End-Use
Market Year over Year Change Market Share Growth*
Weighted End-Use Market Growth BlueLinx Growth
12.1%
8.2% 11.5% 11.1%
4.7% 4.4% 3.9% 2.5% 2.0%
-0.7% -1.9%
2003 2004 2005 Q3 ‘06(TTM) 2003 2004 2005
*Source: Home Channel News, July 2006

Focused Growth Strategy:
Total Volume Growth vs. Market
BXC Growth Estimated Weighted #’s on graph equal percentage point spread End-Use Market Growth
14.0%
10.0%
6.0%
(1.7) 2.4 2.0%
(1.2) (2.0%) (2.0) Unit Volume Growth % (6.0%) (10.0%) (3.3) (14.0%) Q4 Q1 Q2 Q3 TTM
2005200620062006
BlueLinx continues to focus on growing specialty unit volume
In the face of declining wood-based structural product prices, BlueLinx is focusing on maintaining profitability in structural products
End-use markets weakened in Q3, as housing starts declined year-over-year by 18.7%, partially offset by strength in industrial and repair & remodel markets

Focused Growth Strategy:
Specialty Volume Growth vs. Market
BXC Specialty Growth Estimated Weighted = percentage point spread End-Use Market Growth
18.0% 14.0%
10.0% 6.0
12.3 6.0%
11.4 8.7 2.0% Unit Volume Growth % (2.0%) (6.0%) 4.8
(10.0%) Q4Q1Q2 Q3 TTM 2005 2006 2006 2006
Continued specialty share gains reflect: Growth in new products
Growth in existing products including moulding, particle board and specialty lumber
Q3 4.8 percentage point spread comprises approximately 4 points in organic growth, with the remainder contributed by acquisitions (LSV & Austin
Hardwoods) 24

BlueLinx Investor Book November 2006 BlueLinx Overview Industry Dynamics Focused Growth Strategy 2006 Q3 Update Looking Forward

2006 Q3 Update (Vs. Year Ago): Executing Our Plan In A Cyclical Housing Start Correction
Revenue: Dn 17.2% to $1.2 billion
Specialty down 1.1% — 45% of Total Rev, 62% of GM Structural dn 26.8%
Unit Volume: Total Dn 12%
Specialty dn3.9% — Structural dn 17% End-use markets dn8.7%
Gross margin: Total 10% vs. 9.4%
Specialty 14% — Structural 7%
Inventory: Total $471.2 million, up 12.5%
Specialty up 28% — Structural reduced 6%
Net income: $2.3 million-$0.07/shr vs. $13.9 million-$0.46/shr
(Q3’06 includes $1.4 million-$0.05/shr charge for severance costs)
Working capital
turn days: 50 vs. year-ago 40
Total debt: down $21 million vs. year ago 26

2006 Q3 Update : Accelerating Specialty Growth Unit Volume Growth Gross Margin Structural Specialty End-Use Markets Structural Specialty
14.3% 13.9% 14.4% 14.0% 12.7% 14.9% 13.3% 12.6% 12.9% 9.6% 6.6% 5.8% 4.2% 8.3% 7.0% 7.3% 6.8% 7.0% 7.0% 1.7% 0.2% -3.9% 5.3% 0.5% 0.9% -0.8%
-11.3%
-17.0%
Q1 ‘05 Q2 ‘05 Q3 ‘05 Q4 ‘05 Q1 ‘06 Q2 ‘06 Q3’06 Q1 ‘05 Q2 ‘05 Q3 ‘05 Q4 ‘05 Q1 ‘06 Q2 ‘06 Q3 ‘06
Specialty Products % of Total Revenue % of GM
64%
61% 62% 62% 54% 55% 53% 45% 42% 43% 41% 39% 37% 36%
Q1 ‘05 Q2 ‘05 Q3 ‘05 Q4 ‘05 Q1 ‘06 Q2 ‘06 Q3 ‘06 27

BlueLinx Investor Book November 2006 BlueLinx Overview Industry Dynamics Focused Growth Strategy 2006 Q3 Update Looking Forward

Looking Forward:
Go-Forward Initiatives
Expand relationships with existing and new specialty product vendors who recognize the BlueLinx value proposition
Continue and improve disciplined inventory management to help mitigate price volatility impact on structural products
Target growing accounts that serve attractive high-growth markets
Increase volume in under represented segments, e.g., industrials
Tightly manage costs, but continue to invest in the people, processes and inventory necessary to support specialty business growth
Be a patient, disciplined acquirer

BXC Investment Considerations:
Largest independent building products distributor in highly fragmented industry ripe for consolidation
Positioned at the center of the supply chain to create maximum value for both manufacturers and customers
Diversified products, customers & end use segments
Solid long-term industry fundamentals
Demonstrated progress in growing specialty products business and effectively managing structural products business

Appendix
TOPIC PAGE
Fundamentals 32 Revenues by Quarter 33 Unit Volume Growth by Quarter 34 Market Growth by Quarter 35 Gross Margin by Quarter 36 Income by Quarter 37 Inventory by Quarter 38 Quarterly Volume by Region 39 Year to Date Volume by Region 40 Gross Margin % Analysis 41 Channel Mix Analysis 42 Structural Product Price Trends 43 Capital Structure Position 44

BlueLinx Holdings Inc.
Fundamentals*
TRADING VALUATION
NYSE: BXC Dividend/yield $0.50/5.0% 8 Analysts Providing Research Debt to Total Capital 76% (9/30/06) Market Capitalization $308.5 million Cash per share $0.79 (9/30/06) Shares Outstanding 30.8 million (diluted) Book value per share $6.41 (9/30/06) Avg. Daily Trading Vol. 205,000 (3 m) P/E Ratio (ttm) 8.5 Float (%) 33 Return on Equity (ttm) 20%
(NI(ttm)/AvgBeginning & Ending Equity)
52-Week Range $16.95 (3/14/06) —$8.80 (10/12/06)
* As of 11/03/06 closing price of $10.02, except where noted

BlueLinx Holdings Inc. Revenues by Quarter Sales $ in millions 2004 (1) 2005 2006 2003 (1) 2004 (1) 2005 TTM
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Specialty (2) $ 473.9 $ 501.1 $ 542.6 $ 559.9 $ 539.5 $ 580.0 $ 603.3 $ 553.5 $1,688.8 $1,959.8 $2,143.1 $2,276.3
Structural 754.9 861.2 960.7 910.6 815.2 813.4 $ 798.7 $ 666.7 2,636.0 3,656.5 3,547.7 3,094.0
Other (3) (21.2) (10.7) (16.3) (16.3) (25.4) (16.8) (23.0) (16.6) (53.0) (58.1) (68.7) (81.8)
Total $1,207.6 $1,351.6 $1,487.0 $1,454.2 $1,329.3 $1,376.6 $1,379.0 $1,203.6 $4,271.8 $5,558.2 $5,622.1 $5,288.5
Structural
Plywood $ 211.2 $ 244.8 $ 255.2 $ 243.6 $ 217.2 $ 215.4 $ 209.5 $ 188.7 $ 861.5 $1,083.2 $ 960.8 $ 830.8
OSB 132.6 184.9 213.1 196.8 205.7 198.5 169.4 114.4 609.2 743.2 800.5 688.0
Lumber 319.3 337.7 381.1 369.3 309.2 311.8 294.8 245.9 930.9 1,399.4 1,397.3 1,161.7
Sub Total 663.1 767.4 849.4 809.7 732.1 725.7 673.7 549.0 2,401.6 3,225.8 3,158.6 2,680.5
Rebar/Remesh 91.8 93.8 111.3 100.9 83.1 87.7 125.0 117.7 234.4 430.7 389.1 413.5
Total $ 754.9 $ 861.2 $ 960.7 $ 910.6 $ 815.2 $ 813.4 $ 798.7 $ 666.7 $2,636.0 $3,656.5 $3,547.7 $3,094.0
Structural Unit Sales Structural
Plywood 659,765 725,511 757,948 693,328 602,037 659,798 657,679 637,932 2,914,926 2,984,967 2,778,824 2,557,446
OSB 534,949 575,032 734,042 744,340 678,754 709,556 692,559 598,681 2,397,699 2,256,427 2,732,168 2,679,550
Lumber 715,773 720,134 828,620 835,550 702,796 688,886 673,238 605,678 2,543,536 2,955,789 3,087,100 2,670,598
Structural $/Unit Structural
Plywood $/MSF 3/8” $ 320 $ 337 $ 337 $ 351 $ 361 $ 326 $ 319 $ 296 $ 296 $ 363 $ 346 $ 325
OSB $/MSF 3/8” $ 248 $ 322 $ 290 $ 264 $ 303 $ 280 $ 245 $ 191 $ 254 $ 329 $ 293 $ 257
Lumber $/MBF $ 446 $ 469 $ 460 $ 442 $ 440 $ 453 $ 438 $ 406 $ 366 $ 473 $ 453 $ 435
(1) Pro Forma (2) Includes LSV as of the acquisition date, July 2005 and Austin Hardwoods as of the acquisition date, August 2006. (3) Includes competitive discounts, cash discounts, service revenue, Canadian conversion, and sales accruals.

BlueLinx Holdings Inc. Unit Volume Growth By Quarter Unit Volume Growth 2004 2005 2006 2003 2004 2005 TTM
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Specialty (1) 2.9% 1.7% 0.5% 5.8% 12.7% 14.9% 9.6% (3.9%) 4.4% 7.6% 5.1% 8.0% Structural
Plywood 9.7% (1.0%) (3.3%) (14.6%) (8.7%) (10.3%) (13.2%) (9.0%) (7.1%) 4.1% (6.7%) (10.5%) OSB 7.0% 12.4% 21.5% 24.5% 23.7% 21.7% (6.4%) (20.3%) (6.9%) (3.0%) 20.4% 2.5% Lumber 23.8% 7.2% 9.4% 2.6% (1.8%) (4.2%) (18.4%) (27.4%) 11.0% 17.6% 4.3% (13.6%) Rebar/Remesh 19.4% (7.1%) (4.2%) (5.0%) (6.1%) (8.1%) 8.0% 8.4% 5.2% 19.1% (5.4%) 0.9% Total 14.3% 4.2% 6.6% 0.9% 0.2% (0.8%) (11.3%) (17.0%) 1.0% 8.6% 3.2% (7.7%) Total 9.4% 3.3% 4.6% 2.6% 5.0% 5.0% (3.8%) (12.0%) 2.5% 8.2% 3.9% (1.9%)
(1) Includes LSV as of the acquisition date, July 2005 and Austin Hardwoods as of the acquisition date, August 2006.

BlueLinx Holdings Inc. Market Growth By Quarter Market Growth 2004 2005 2006 2003 2004 2005 TTM
Weight Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 End Use Driver
Actual Housing Starts 50.0% (2.5%) 5.5% 6.7% 6.7% 3.0% 2.5% (9.5%) (18.7%) 8.4% 5.8% 5.6% (6.2%) Industrial Production 22.0% 4.2% 3.9% 3.4% 2.9% 2.7% 3.4% 3.7% 5.5% 0.6% 4.1% 3.2% 4.0% Repair & Remodel 15.0% 10.4% 1.8% (4.0%) (0.4%) 1.5% (3.5%) 12.1% (0.4%) (2.4%) 5.0% (0.4%) 2.6% Actual Mobile Homes 8.0% 9.5% 6.9% 0.0% (0.3%) 51.5% 8.4% 1.5% (9.3%) (22.5%) 0.0% 14.6% 10.7% Non Residential Const 5.0% (5.8%) (10.7%) (6.7%) (0.3%) 5.2% 8.2% 5.0% 4.4% (3.5%) (0.1%) (3.3%) 5.5% Total 100.0% 1.7% 3.9% 3.2% 3.9% 6.7% 2.6% (1.8%) (8.7%) 2.0% 4.5% 4.4% (0.7%)

BlueLinx Holdings Inc. Gross Margin by Quarter Gross Margin $ in millions 2004 (1) 2005 2006 2003 (1) 2004(1) 2005 TTM
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Specialty (2) (3) $ 64.3 $ 63.2 $ 70.1 $ 74.2 $ 76.9 $ 80.4 $ 86.9 $ 77.5 $223.2 $279.6 $284.4 $321.7
Structural (3) 36.1 60.6 50.7 66.6 67.8 55.8 55.7 46.8 247.6 310.0 245.7 226.1
Other (4) 1.0 (4.5) (5.1) (3.8) (4.3) (6.2) (6.2) (3.4) (17.6) (25.8) (17.7) (20.1)
Total $101.4 $119.3 $115.7 $137.0 $140.4 $130.0 $136.4 $120.9 $453.2 $563.8 $512.4 $527.7
Gross Margin %’s Specialty (2) (3) 13.6% 12.6% 12.9% 13.3% 14.3% 13.9% 14.4% 14.0% 13.2% 14.3% 13.3% 14.1% Structural (3) 4.8% 7.0% 5.3% 7.3% 8.3% 6.9% 7.0% 7.0% 9.4% 8.5% 6.9% 7.3% Other (4) n/a n/a n/a n/a n/a n/a &n bsp; n/a n/a n/a n/a n/a n/a Total 8.4% 8.8% 7.8% 9.4% 10.6% 9.4% 9.9% 10.0% 10.6% 10.1% 9.1% 10.0%
(1) Pro Forma (2) Includes LSV as of the acquisition date, July 2005 and Austin Hardwoods as of the acquisition date, August 2006. (3) Includes product rebates. (4) Includes competitive discounts, cash discounts, Canadian conversion, and accruals.

BlueLinx Holdings Inc. Income by Quarter Profit & Loss Statement $ in millions (4), except per share amounts 2004 (1) 2005 (2) 2006 (3) 2003 (1) 2004(1) 2005 (2) TTM Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Sales $1,509.6 $1,207.6 $1,351.6 $1,487.0 $1,454.2 $1,329.3 $1,376.6 $1,379.0 $1,203.6 $4,271.8 $5,558.2 $5,622.1 $5,288.5 Cost of Goods Sold 1,367.3 1,106.2 1,232.3 1,371.3 1,317.2 1,188.9 1,246.6 1,242.6 1,082.7 3,818.6 4,994.4 5,109.7 4,760.8 Gross Profit 142.3 101.4 119.3 115.7 137.0 140.4 130.0 136.4 120.9 453.2 563.8 512.4 527.7 Gross Margin % 9.4% 8.4% 8.8% 7.8% 9.4% 10.6% 9.4% 9.9% 10.0% 10.6% 10.1% 9.1% 10.0% Operating Expenses SG&A 94.3 92.7 91.5 87.9 97.9 100.7 97.3 98.1 99.6 359.9 384.8 378.0 395.7 D&A 4.0 3.9 4.1 4.6 5.0 5.0 5.0 5.1 5.2 15.6 15.5 18.7 20.3 Total Operating Expenses 98.3 96.6 95.6 92.5 102.9 105.7 102.3 103.2 104.8 375.5 400.3 396.7 416.0 Operating Income 44.0 4.8 23.7 23.2 34.1 34.7 27.7 33.2 16.1 77.7 163.5 115.7 111.7 Interest Expense 9.9 9.9 9.3 10.7 11.2 11.1 11.2 12.3 12.0 31.9 37.7 42.3 46.6 Other Expense/(Income) 0.1 (0.5) 0.2 0.2 (0.3) 0.1 0.1 (0.1) — 0.4 — 0.2 0.1 Income before Tax 34.0 (4.6) 14.2 12.3 23.2 23.5 16.4 21.0 4.1 45.4 125.8 73.2 65.0 Tax Expense/(Benefit) 13.8 (1.9) 5.8 4.5 9.3 9.0 6.6 8.4 1.8 18.5 51.2 28.6 25.8 Income before Charges 20.2 (2.7) 8.4 7.8 13.9 14.5 9.8 12.6 2.3 26.9 74.6 44.6 39.2 Charges associated with mortgage — — — — — — — (3.0) — — — — (3.0) refinancing, net of tax Net Income $ 20.2 $ (2.7) $ 8.4 $ 7.8 $ 13.9 $ 14.5 $ 9.8 $ 9.6 $ 2.3 $ 26.9 $ 74.6 $ 44.6 $ 36.2 Diluted EPS before Charges $ 0.67 $ (0.09) $ 0.28 $ 0.25 $ 0.46 $ 0.48 $ 0.32 $ 0.41 $ 0.07 $ 0.89 $ 2.47 $ 1.46 $ 1.28 Charges associated with mortgage — — — — — — — (0.10) — — — — (0.10) refinancing, net of tax Diluted EPS $ 0.67 $ (0.09) $ 0.28 $ 0.25 $ 0.46 $ 0.48 $ 0.32 $ 0.31 $ 0.07 $ 0.89 $ 2.47 $ 1.46 $ 1.18 (1)Pro Forma (2)Includes LSV as of the acquisition date, July 2005. (3)Includes Austin Hardwoods as of the acquisition date, August 2006. (4)Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, and previously issued presentations.

BlueLinx Holdings Inc. Inventory by Quarter
Inventory $ in millions
2004 2005 2006 2003 2004 2005 2006
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Specialty (1) $248.8 $254.7 $238.4 $228.2 $245.5 $269.1 $299.6 $292.4 $181.3 $248.8 $245.5 $292.4
Structural 225.7 234.1 217.7 168.1 184.6 194.7 192.5 158.1 150.4 225.7 184.6 158.1
Other (2) 25.7 29.1 30.0 22.6 43.0 37.4 40.1 20.7 (25.5) 25.7 43.0 20.7
Total $500.2 $517.9 $486.1 $418.9 $473.1 $501.2 $532.2 $471.2 $306.2 $500.2 $473.1 $471.2
Structural
Plywood $ 59.9 $ 65.7 $ 55.6 $ 48.1 $ 54.1 $ 59.4 $ 53.8 $ 42.4 $ 48.1 $ 59.9 $ 54.1 $ 42.4
OSB 22.2 28.0 24.5 13.1 19.8 16.4 11.7 10.7 21.8 22.2 19.8 10.7
Lumber 98.9 102.5 100.2 82.4 88.1 84.1 85.7 67.6 62.5 98.9 88.1 67.6
Sub Total 181.0 196.2 180.3 143.6 162.0 159.9 151.2 120.7 132.4 181.0 162.0 120.7
Rebar/Remesh 44.7 37.9 37.4 24.5 22.6 34.8 41.3 37.4 18.0 44.7 22.6 37.4
Total $225.7 $234.1 $217.7 $168.1 $184.6 $194.7 $192.5 $158.1 $150.4 $225.7 $184.6 $158.1
On-hand turn days (average)
All Products 47 49 42 40 42 47 50 53 43 41 43 53
(1) Includes LSV as of the acquisition date, July 2005 and Austin Hardwoods as of the acquisition date, August 2006. (2) Includes in-transit accruals, discounts, allowances, reserves, and other miscellaneous items.

BlueLinx Holdings Inc. Quarterly Volume by Region $ millions (unaudited ) Q3 Q3 Total $ $ Unit %Unit 2005 Sales 2006 Sales Variance Variance Variance Central 107.3 87.6 (19.7) (15.6) (14.5%) Western 330.4 269.2 (61.2) (45.2) (13.7%) Mid Atlantic 253.9 209.1 (44.8) (31.0) (12.2%) Northeast 173.5 147.2 (26.3) (21.8) (12.6%) Southeast 401.3 328.8 (72.5) (45.1) (11.2%) Mid West 177.4 142.5 (34.9) (26.0) (14.7%) Other 26.7 35.8 9.1 8.7 NA Total Invoiced Sales BlueLinx 1,470.5 1,220.2 (250.3) (176.0) (12.0%) Miscellaneous (16.3) (16.6) (0.3) Total Net Sales 1,454.2 1,203.6 (250.6)

BlueLinx Holdings Inc. Year to Date Volume by Region $ millions (unaudited ) YTD YTD Total $ $ Unit %Unit 2005 Sales 2006 Sales Variance Variance Variance Central 326.0 281.4 (44.6) (34.3) (10.5%) Western 984.1 877.9 (106.2) (75.6) (7.7%) Mid Atlantic 756.8 688.6 (68.2) (37.8) (5.0%) Northeast 467.3 436.9 (30.4) (21.5) (4.6%) Southeast 1,216.6 1,152.8 (63.8) (4.6) (0.4%) Mid West 523.8 475.4 (48.4) (33.2) (6.3%) Other 61.5 102.6 41.1 41.5 NA Total Invoiced Sales BlueLinx 4,336.1 4,015.6 (320.5) (165.5) (3.8%) Miscellaneous (43.3) (56.5) (13.2) Total Net Sales 4,292.8 3,959.1 (333.7)

BlueLinx Holdings Inc. Gross Margin % Analysis 3Q06 Variance from Trend Trend (3) 4Q05 1Q06 2Q06 3Q06 F/(U) Structural Products (1) Warehouse 10.6% 12.0% 10.4% 9.5% 9.1% (1.5%) Direct 4.3% 5.1% 3.7% 4.6% 5.1% 0.8% Reload 6.7% 5.9% 4.7% 5.9% 5.3% (1.4%) Total 8.1% 8.3% 6.8% 7.0% 7.0% (1.1%) Specialty Products(1) Warehouse 16.3% 17.8% 17.9% 17.7% 16.9% 0.6% Direct 7.5% 8.2% 7.2% 8.4% 8.2% 0.7% Reload 8.7% 10.8% 9.9% 11.3% 10.0% 1.3% Total 13.3% 14.3% 13.9% 14.4% 14.0% 0.7% Total (1) (2) (3) 10.1% 10.6% 9.4% 9.9% 10.0% (0.1%) (1) Includes product rebates. (2) Includes competitive discounts, cash discounts, Canadian conversion, and accruals. (3) The 11 quarters from 2001 through Q3 2003 was selected as a representative trend period which reflects a variety of market conditions and pricing cycles.

BlueLinx Holdings Inc. Revenue Channel Mix Analysis 3Q06 Variance from Trend Trend (1) 4Q05 1Q06 2Q06 3Q06 F/(U) Structural Products Warehouse 57.2% 45.1% 44.9% 44.6% 46.3% (10.9%) Direct 33.6% 40.7% 41.4% 39.3% 35.5% 1.9% Reload 9.2% 14.2% 13.7% 16.1% 18.2% 9.0% Total 100.0% 100.0% 100.0% 100.0% 100.0% 0.0% Specialty Products Warehouse 64.8% 60.4% 59.4% 61.9% 64.8% 0.0% Direct 29.2% 29.2% 30.1% 28.1% 25.8% (3.4%) Reload 6.0% 10.4% 10.5% 10.0% 9.4% 3.4% Total 100.0% 100.0% 100.0% 100.0% 100.0% 0.0% (1) The 11 quarters from 2001 through Q3 2003 was selected as a representative trend period which reflects a variety of market conditions and pricing cycles.

BlueLinx Holdings Inc.
Structural Products Price Trends
Plywood Price Trend 2003-2006 YTD Oriented Strand Board Price Trend 2003 - 2006 YTD
Southern Sheathing 15/32” 4 Ply. West Zone Oriented Strand Board 7/16” North Central Zone $550 $550 $500 $500 $450 $450 $400 $400 $350 $350 $300 $300 $250 $250 $200 $200 $150 $150 $100 $100
Lumber Price Trend 2003 — 2006 YTD
Western SPF 2x4 #2 & Btr
$600
$550 $500 $450 $400 $350 $300 $250 $200 $150
Source: Data from Random Lengths Publications, Inc., updated as of October 27, 2006 43

BlueLinx Holdings Inc.

Capital Structure Position

Debt to Total Capital Ratio of 76% is manageable

Low borrowing cost / Asset-based / Liquidity balanced

Key Metrics

Debt as % of total capital	as of 9/30/06	**76%**
Revolver excess availability	as of 9/30/06	**$303 mln**
Average interest rate	YTD 9/30/06	**7.5%**
Interest expense - % of sales	YTD 9/30/06	**0.9%**

BXC Leverage -- Current State

- All low-cost asset-based borrowing
- Creates low WACC
- Liquidity balanced to working capital needs

BXC Priorities For Free Cash Flow

- Maintain consistent dividend
- Invest in high-return growth
- Pay down debt

YTD Accomplishments

- In June, reduced projected annual interest rate expense by approximately $1.6 million, or $0.05 per share, after tax, and protected against possible increases in market interest rates by:
  - Refinancing floating-rate mortgage at 6.4% fixed rate
  - Paying down $125 million of outstanding line of credit
  - Entering into $150 million, 5-year interest rate swap to convert floating rate LIBOR interest rates on a portion of current credit line to fixed rate of 5.4%
- In January, negotiated amendment on revolver that reduced interest rate spreads over LIBOR by 50bp

BlueLinx 44